UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  January 29, 2026

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2026, the Board of Directors (the “Board”) of Selective Insurance Group, Inc. (the “Company”) adopted the following amendments (the “Amendments”) to the Company’s By-Laws (the “Bylaws”), with such Amendments to be effective as of January 30, 2026:

•	Section 1.1 of the Bylaws has been deleted to eliminate the specific reference to the address of the Company’s principal office.

•	Section 2.6 of the Bylaws has been added to provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which will be reserved for the exclusive use by the Board.

•	Section 6.1 (formerly Section 7.1) of the Bylaws has been amended to remove outdated language regarding the process to declassify the Board, as directors have been elected on an annual basis since 2010.

•	Section 6.3 (formerly Section 7.3) of the Bylaws has been amended to provide that no person who has attained their 75th birthday shall be eligible to be a director on the Board without an express waiver pursuant to a resolution adopted by a majority of the Board.

•	Sections 10.2 and 10.6 (formerly Sections 11.2 and 11.6, respectively) of the Bylaws have been amended to update the enumerated duties of the Chief Executive Officer and Chief Financial Officer, respectively, to reflect the Company’s current practices.

The Bylaws, as amended, also incorporate certain clarifying, ministerial, non-substantive, and conforming changes. The foregoing description of Amendments to the Bylaws is a summary and is qualified in its entirety by reference to the full text of the Bylaws, as adopted by the Board on January 29, 2026, a copy of which is included as Exhibit 3.1 attached hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-Laws of Selective Insurance Group, Inc., effective as of January 30, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	January 30, 2026	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel